CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated April 14, 1995 included in the Company's Form 10-K for the year ended January 31, 1995 and to all references to our Firm included in this Registration Statement.

                                    ARTHUR ANDERSEN LLP


San Diego, California
  March 6, 1996



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